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                                                                  EXHIBIT 10.53


                         MULTI-AGREEMENT AMENDMENT NO. 4


     Multi-Agreement Amendment, dated as of June 1, 1996 by and among Harvey Comics, Inc., a New York corporation ("Borrower") and City National Bank, N.A. ("Bank"). For good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Recital of Certain Facts:

          (a) Borrower and Bank are parties to that certain Revolving Loan and Security Agreement, dated as of October 27, 1993 (the "Original Loan Agreement"), and as amended by that certain Multi-Agreement Amendment, dated August 30, 1994 (the First "Amendment"), that certain Multi-Agreement Amendment No. 2, dated as of November 1, 1994 (the "Second Amendment") and that certain Multi-Agreement Amendment No. 3, dated as of September 1, 1995 (the "Third Amendment"). The Original Loan Agreement, the First Amendment, the Second Amendment and the Third Amendment are hereinafter referred to as the Loan Agreement. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Loan Agreement.

          (b) Borrower has requested that the Commitment Termination Date be extended.

          (c) Bank has agreed to extend the Commitment Termination Date to June 1, 1997 as herein provided, subject to the terms of this Agreement.


     2. Amendment to Loan AP Agreement and Revolving Note: Bank and Borrower agree that the Commitment Termination Date shall be extended to June 1, 1997. The Revolving Note shall also be deemed amended so that the payment due date contained in the fourth paragraph thereof shall be changed to June 1, 1997. Except as specifically amended hereby, all other provisions of the Loan Agreement and the Collateral Documents shall remain in full force and effect.

     3 . Consents: Each of the parties hereto consents to the foregoing amendments to the extent the consent of any such party is required under the Loan Agreement's current notice provisions.

     4. Representations and Warranties of Borrower: In order to induce Bank to enter into this Agreement, Borrower represents and warrants to Bank that:

          (a) Borrower has the power and authority and has taken all action necessary to execute, deliver and perform this Agreement and all other agreements and instruments executed or delivered to be executed or delivered in connection herewith and therewith and this Agreement and such other agreements and instruments constitute the valid, binding and enforceable obligations of



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Borrower.


          (b) The representations and warranties contained in the Loan Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof and no Event of Default (as said term is defined in the Loan Agreement) or event which with the passage of time or the giving or notice or both would constitute an Event of Default has occurred and is continuing as of the date hereof.

          (c) Since the date of the most recent financial statements, if any, furnished by Borrower to Bank, there has been no material adverse change in the business or assets or in the financial condition of Borrower.

     5.   Representations and Warranties of Borrower.

          (a) The Guaranty of Borrower remains in full force and effect and Guarantor provides that as of the date of this Agreement, it has not offsets, claims or defenses against any of its obligations under the Guaranty.

     6. Acknowledgment of Borrower: Borrower acknowledges and agrees that as of the date of this Agreement, it has no offsets, claims or defenses whatsoever against any of its obligations under the Revolving Note, or its obligations under the Loan Agreement, the Collateral Documents, or any other agreements, documents or instruments securing or pertaining to the Revolving Note or the Loan Agreement.

     7. Fee: As an additional consideration for the extension contemplated under this Agreement, Borrower shall concurrently pay to (i) Bank the sum of $15,625.00 as additional loan fees and to (ii) Kelly & Meyer, the Bank's counsel, such sums as may be owing in respect of the preparation of this amendment and the filing fees related thereto.

     8. Full Force and Effect: Each of the Collateral Documents, and all other documents, agreements and instruments relating to thereto remain in full force and effect.

     9. Governing Law: This Agreement and the rights and obligations of the parties hereunder shall be governed by, construed and enforced in accordance with the laws of the State of California applicable to agreements executed and to be wholly performed therein.

     10. Counterparts: This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which when taken together shall constitute one and the same instrument.


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date first above written.


                                   Harvey Comics, Inc.


                                       By:   /s/  GREGORY M. YULISH
                                          --------------------------------------
                                               Its:    CFO
                                                   -----------------------------

                                       The Harvey Entertainment Company


                                       By:   /s/  GREGORY M. YULISH
                                          --------------------------------------
                                               Its:   CFO
                                                   -----------------------------

                                       City National Bank, N.A.


                                       By:             [SIG]
                                          --------------------------------------
                                               Its: Vice President
                                                   -----------------------------

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